SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 13, 2007

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number

1-3274	Florida Power Corporation d/b/a	59-0247770
Progress Energy Florida, Inc.
299 First Avenue North St. Petersburg, Florida 33701 Telephone: (727) 820-5151
State of Incorporation: Florida
The address of the registrant has not changed since the last report.
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 4

ITEM 8.01. OTHER EVENTS
     FORTY-SEVENTH SUPPLEMENTAL INDENTURE. The Registrant has entered into a Forty-Seventh Supplemental Indenture, dated as of December 1, 2007, to its Indenture, dated January 1, 1944, as supplemented (the “Mortgage”), with JPMorgan Chase Bank, N.A., as resigning trustee (“JPM”), and The Bank of New York, as successor trustee (“ BNY”), in connection with the resignation of JPM, as trustee, and the appointment of BNY, as successor trustee, under the Mortgage. The Forty-Seventh Supplemental Indenture does not otherwise change or amend the Mortgage. A copy of the Forty-Seventh Supplemental Indenture to the Mortgage is filed herewith as Exhibit 4.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

4	Forty-Seventh Supplemental Indenture, dated as of December 1, 2007, to the Registrant’s Indenture, dated January 1, 1944, as supplemented, with JPMorgan Chase Bank, N.A., as resigning trustee, and The Bank of New York, as successor trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. Registrant
By:	/s/ Peter M. Scott III
Peter M. Scott III
Executive Vice President and Chief Financial Officer

Date: December 13, 2007